SEVENTH AMENDMENT TO
                                CREDIT AGREEMENT


     This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 25, 2000, by and between Smithway Motor Xpress, Inc. ("Borrower"), Smithway Motor Xpress Corp. as Guarantor (the "Guarantor") and LaSalle Bank National Association, formerly known as LaSalle National Bank, as Lender (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Guarantor entered into a Credit Agreement dated as of September 3, 1997, a First Amendment to Credit Agreement dated as of March 1, 1998, a Second Amendment to Credit Agreement dated as of March 15, 1998, a Third Amendment to Credit Agreement dated as of October 30, 1998, a Fourth Amendment to Credit Agreement dated as of August 20, 1999, a Fifth Amendment to Credit Agreement dated as of December 17, 1999 and a Sixth Amendment to Credit Agreement dated as of July 1, 2000 (collectively referred to as the "Agreement"); and

     WHEREAS, the Borrower has requested certain modifications to the Agreement and the Lender is willing to do so on the following terms and conditions; and

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

     1. Unless otherwise stated herein, all of the capitalized terms contained in this document shall have the same meanings as contained in the Agreement.

     2. Section 1.1(b) of the Agreement is deleted in its entirety and is replaced with the following:

               (b) Letters of Credit. Subject to the terms and conditions of this Agreement, in addition to advances under the Revolving Loan, the Revolving Commitment may be utilized for the issuance by the Lender of letters of credit (each a "Letter of Credit"). In determining the amount of outstanding Letters of Credit, the maximum amount then undrawn under each Letter of Credit plus any drawings which have not been reimbursed to the Lender will be considered outstanding. Each Letter of Credit shall expire not later than one (1) year after the date of its issuance and at least thirty (30) days prior to the Revolving Termination Date in effect from time to time. For each requested Letter of Credit, a Borrower shall give the Lender not less than five (5) Business Days' prior written notice by delivery to the Lender of a duly completed and executed application for such Letter of Credit on the form prescribed or required by the Lender, which the Lender may accept or reject in its sole discretion. At no time shall the total outstanding Letters of Credit exceed $6,000,000.




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               The Borrower shall be irrevocably and unconditionally  obligated, forthwith without presentment, demand, protest or other formalities of any kind, to reimburse the Lender for any amounts paid by the Lender under any Letter of Credit. The Borrower hereby authorizes and directs the Lender, at the Lender's option, to make a Revolving Loan in the amount of any payment made by the Lender with respect to any Letter of Credit. All amounts paid by the Lender with respect to any Letter of Credit that are not immediately repaid by the Borrower with the proceeds of a Revolving Loan or otherwise shall bear interest at the interest rate then applicable to Revolving Loans, calculated using the Prime Rate and the Applicable Margin in effect.

     3. This Amendment will become effective upon the execution and delivery of this Amendment by each of Borrower, Guarantor, East West and SMSD.

     4. Borrower shall pay 50% of the legal fees incurred in connection with the preparation of this Amendment and the documents and instruments referred to herein, and shall pay 100% of all out of pocket costs incurred by the Lender or its attorneys.

     5. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

     6. Borrower represents and warrants to Lender that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

     7. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement, as amended, and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.


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     8. If there is an express  conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

     9. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

     10. This Amendment was executed and delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

     IN WITNESS WHEREOF, this Seventh Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                      SMITHWAY MOTOR XPRESS, INC., as Borrower

                                      By:  /s/ G. Larry Owens
                                      Title:  Exec. V.P.

                                      Address Notice:
                                      P.O. Box 404
                                      Fort Dodge, Iowa 50501
                                      Attn: G. Larry Owens
                                      Facsimile: (515) 576-3304
                                      Tel: (515) 576-7418


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                                       SMITHWAY MOTOR XPRESS CORP., as Guarantor

                                       By:  /s/  G. Larry Owens
                                       Title:  Exec. V.P.

                                       Address Notice:
                                       P.O. Box 404
                                       Fort Dodge, Iowa 50501
                                       Attn: G. Larry Owens
                                       Facsimile: (515) 576-3304
                                       Tel: (515) 576-7418

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as Lender

                                       By:  /s/ David A. Chaika
                                       Title:  AVP

                                       Address notices and Lending Office:
                                       135 South LaSalle Street
                                       Chicago, Illinois 60603
                                       Attn: Mr. David A. Chaika
                                       Facsimile: (312) 904-6150

                            CONSENT AND RATIFICATION

     The undersigned, pursuant to that certain Guaranty dated as of September 3, 1997, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement and hereby consents to the Seventh Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                       SMITHWAY MOTOR XPRESS CORP., as Guarantor

                                       By:  /s/ G. Larry Owens
                                       Title:  Exec. V.P.

     The undersigned, pursuant to that certain Guaranty dated as of March 15, 1998, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement

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and hereby consents to the Seventh Amendment to the Agreement.  Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                     EAST WEST MOTOR EXPRESS, INC., as Guarantor


                                     By:  /s/ G. Larry Owens
                                     Title:  Exec. V.P.


     The undersigned, pursuant to that certain Guaranty dated as of December 17, 1999, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement and hereby consents to the Seventh Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                     SMSD ACQUISITION CORP., a South Dakota
                                     corporation, as Guarantor


                                     By:  /s/ G. Larry Owens
                                     Title:  Exec. V.P.


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